Exhibit 99.1

DTRT Health Acquisition Corp. Announces

Adjournment of Special Meeting of Stockholders

Oak Brook, IL, December 1, 2022 — DTRT Health Acquisition Corp. (“we”, “us”, “our”, or the “Company”) today announced that it convened and then adjourned, without conducting any other business, its special meeting of stockholders (the “Special Meeting”) held on December 1, 2022. The Special Meeting has been adjourned from December 1, 2022 to December 6, 2022 at 3:00 p.m. Central Time. The Special Meeting is being adjourned in order to provide additional time that is necessary in order to effectuate the amendment of the Company’s amended and restated certificate of incorporation (“Extension Amendment”) to extend the period of time available to complete a business combination, until March 7, 2023.

The record date for the stockholders’ meeting to vote on the Extension Amendment remains the close of business on October 24, 2022 (the “Record Date”). Stockholders who have previously submitted their proxy or otherwise voted and who do not want to change their vote need not take any action. Stockholders as of the Record Date can vote, even if they have subsequently sold their shares.

About DTRT Health Acquisition Corp.

We are a blank check company incorporated under the laws of the State of Delaware on April 19, 2021, for the purpose of effecting a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization, or similar business combination with one or more businesses, which we refer to throughout this proxy statement as our initial business combination. While we may pursue our initial business combination target in any stage of its corporate evolution or in any industry or sector, we are focusing our search on companies with favorable growth prospects and attractive returns on invested capital.

Additional Information and Where to Find It

The definitive proxy statement has been mailed to the Company’s stockholders. INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER RELEVANT MATERIALS BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY. Investors and security holders may obtain free copies of these documents and other documents filed with the SEC at the SEC’s web site at www.sec.gov. In addition, the documents filed by the Company with the SEC may be obtained free of charge by directing a request to DTRT’s secretary at 1415 West 22nd Street, Tower Floor, Oak Brook, IL 60523, (312) 316-5473.

Participants in the Solicitation

The Company and its sponsor, officers and directors may be deemed to be participants in the solicitation of proxies from Company stockholders. Information about the Company’s sponsor, officers and directors and their ownership of Company common stock is set forth in the proxy statement for Company’s Special Meeting of Stockholders, which was filed with the SEC on October 31, 2022, and in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021, which was filed with the SEC on April 1, 2022. Investors and security holders may obtain more detailed information regarding the direct and indirect interests of the participants in the solicitation of proxies in connection with the transaction by reading the Registration Statement on Form S-4 regarding the transaction, which was filed by Grizzly New Pubco, Inc. with the SEC on October 20, 2022.

Non-Solicitation

This Current Report on Form 8-K is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed Extension Amendment shall not constitute an offer to sell or a solicitation of an offer to buy the securities of the Company, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.